                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) November 16, 2001
                                                        -----------------


                            ONCURE TECHNOLOGIES CORP.
               ---------------------------------------------------
             (Exact name of registrant as specified in its charter)


          FLORIDA                      0-30799                   59-3191053
    -----------------------------------------------------------------------
    (State or other jurisdiction      (Commission              (IRS Employer
    of incorporation)                 File Number)           Identification No.)



     7450 East River Road, Suite 3, Oakdale, CA                     95361
    ------------------------------------------------------------------------
    (Address of principal executive offices)                     (Zip Code)



       Registrant's telephone number, including area code: (209) 847-2273
                                                           --------------


   -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

         This Current Report on Form 8-K/A (this "Restatement") amends and restates the Current Report on Form 8-K (the "Original Form 8-K") filed by OnCure Technologies Corp., a Florida corporation (the "Company"), on November 21, 2001. The sole purpose of this Restatement is to amend and restate Items 4 and 7 of the Original Form 8-K to read in their entirety as set forth below.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On November 16, 2001, the Company dismissed Moore Stephens, P.C. ("Moore Stephens") as its independent auditors and engaged Moss Adams LLP ("Moss Adams") to serve as its independent auditors for the fiscal year ended December 31, 2001. The decision to dismiss Moore Stephens was made by the Audit Committee of the Company's Board of Directors.

         During the period in which the Company engaged Moore Stephens (i.e., January 16, 2001 through November 16, 2001), there were no disagreements between the Company and Moore Stephens on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Moore Stephens, would have caused Moore Stephens to make reference thereto in their report on the financial statements of the Company. In addition, none of the audit reports provided by Moore Stephens contained an adverse opinion, or disclaimer of opinion, or was modified as to uncertainty, audit scope or accounting principles.

         The Company has requested that Moore Stephens furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to this Form 8-K. A copy of such letter, dated December 13, 2001, is filed as Exhibit 16.4 to this Form 8-K.

         Prior to the engagement of Moss Adams as the Company's independent auditors on November 16, 2001, the Company had not consulted with Moss Adams regarding (i) the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement or event described in clause (i) of this paragraph.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  16.4 Letter from Moore Stephens, P.C. regarding change in certifying accountant.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ONCURE TECHNOLOGIES CORP.


                                         /s/  Richard A. Baker
                                         --------------------------------------
                                         Richard A. Baker
                                         Chief Financial Officer

                                         Date: December 13, 2001

         EXHIBIT INDEX



Exhibit No.       Description
----------        -----------
16.4              Letter from Moore Stephens, P.C. regarding change in
                  certifying accountant.